Investment Adviser		Shareholder Accounts
C&O Funds Advisor, Inc.	MARKET OPPORTUNITY FUND	c/o Integrated Fund Services, Inc.
Suite 150		P.O. Box 5354
6200 The Comers Parkway		Cincinnati, Ohio 45201-5354
Norcross, Georgia 30092		(800) 467-7903
(800) 237-7073
A member of Caldwell & Orkin, Inc.

Annual Report to Shareholders

Dear Fellow Shareholder:	June 27, 2002

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) fell -2.87% in the 6-month period ended April 30, 2002. For the 12-month period ended April 30, 2002, the Fund gained 1.88%. And since its commencement of active management on August 24, 1992 through April 30, 2002, the Fund has generated a 14.82% average annual return, a return earned with little reliance upon the upward movement of the stock market, and while maintaining a low market risk profile (see pages 5, 6 and 7). Of course, past performance is no guarantee of future results.

Since August 24, 1992 when we began to actively manage the Fund (prior to that it was a passively-managed index fund), the Fund’s price movements have experienced on average virtually no correlation (1.04%) to the price movements of the S&P 500 index (S&P 500), indicating that the Fund’s performance is not attributable to that of the index. The Fund’s beta (a measure of volatility) is -0.05. An S&P 500 index fund has a 100% correlation to the market and a beta of 1.00. In essence, the Fund has been generating its performance under its own power, and not by tracking the market’s movements. (Statistical computations by Ned Davis Research, Inc.)

The Market Opportunity Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation through asset allocation and investment selection. When a stock is purchased, two principal types of risk are assumed, market risk and stock risk. Market risk is the risk that the broad market declines, taking good companies down with it. Stock risk is the risk that a stock underperforms due to company-specific reasons.

The Fund uses active asset allocation – the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to replace the borrowed securities in the future at a lower price), high quality bonds and cash equivalents – to manage exposure to market risk. Short positions are taken with the intent of making money when those stocks we judge to be overvalued fall. A disciplined investment selection process, with a heavy emphasis on fundamental research and technical analysis, is used to manage stock risk.

The Fund’s market exposure can range from 100% net long to -60% net short. Historically, the asset allocation has not approached those extremes, and it is unlikely that we would be postured either fully net long or fully net short. The Equity Investment Position chart on page 7 provides a graphical representation of the Fund’s asset allocation over the past twelve months. One of the risks of a long/short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions generally decline in value as the market rises. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

Six Months in Review

The past six months have been a trying time for both the economy and the markets. The period began with the economy in a recession and with the nation coming to grips with the impact of the September 11, 2001 terrorist attacks and all its implications for our lives. And then there were the scandals. Enron Corp. became the poster child for corporate chicanery, and Arthur Andersen LLP gave a black eye to the staid accounting profession. Armed with a laundry list of abusive accounting practices, the Securities & Exchange Commission sharpened its focus on corporate financial reporting, and reminded Wall Street that the investor was the intended beneficiary of an analyst’s research. Meanwhile, despite some successes in the war on terrorism, public enemy number one remained at large.

During the period the Federal Reserve stepped up its own war – the war against an economic slowdown – which it initiated on January 3 of last year. The Fed moved quickly after September 11 to ensure liquidity to shocked financial markets, lowering the Federal funds rate by 0.50% to 3.00% on September 17, 2001, and by another 0.50% on October 2. However, with the travel industry still reeling and significant layoff announcements making daily headlines, the Fed lowered rates again by 0.50% on November 6, and by 0.25% on December 11 – its 11th easing of the year – bringing the Fed funds rate to a 40-year low 1.75%. The Fed’s target rate started the year at 6.5%. Although the impact of the Fed’s easing campaign is just starting to hit (typically it takes a year for a change in rates to fully impact the economy), it has helped fuel sharp market rallies in what we believe to be a secular bear market.

Despite the emotional and financial trauma of the past six months, the resilient consumer held steadfast. Initial reports of Q4 2001 Gross Domestic Product (GDP) growth came in at 0.2% (annualized), bettering economists’ consensus estimates of -1.0%. Q4 GDP growth was thereafter revised upwards to 1.4%, thanks in large part to strong consumer spending, which rose at a 6% annual clip – the fastest rate of expansion since the spring of 1998 (which was during the height of the economic boom and the stock market bubble). Part of the robust spending was attributed to 0% financing offers by automakers, a defacto price cut which caught the consumer’s eye. Q1 2002 GDP growth registered 5.6% annualized, but a peek behind the curtain reveals that most of that growth came from stepped-up government spending (defense at the federal level and public works at the state and local levels) and inventory replenishment, both considered temporary lifts.

Against this backdrop the Caldwell & Orkin Market Opportunity Fund opened on November 1, 2001 positioned 28.9% long, -26.8% short, and 44.3% in cash and cash equivalents, effectively 2.1% net long and a “middle ground” between opposing forces influencing the markets: a secularly debt-ridden deteriorating economy succumbing to declining corporate profits and an aggressive Fed pumping liquidity into the economy. The Fund’s stock selection was generally defensive, with the largest long concentrations in Retail Supermarkets (3.8%), Pollution Control Services (3.1%) and Cosmetics & Personal Care (2.7%). On the short side, Super Regional Banks (-4.9%), Financial Services (-3.4%) and Medical – Health Maintenance Organizations (-1.4%) accounted for the Fund’s largest exposures. Of note, our aggregate short exposure to credit-sensitive financial stocks – companies in the financial and banking industries – totaled -14.0%.

The Fed’s November 6 easing sparked a market rally. We covered selected shorts and added to the long side, but not before incurring losses. The Fund’s shorts (especially the credit-sensitive and technology stocks) hurt performance in November. As an asset class, the shorts fell -16.23% during the month, but because we had transitioned the Fund’s portfolio to a 17.3% net long exposure by month-end, the overall negative impact of the shorts was reduced. Meanwhile, the Fund declined -2.15% in November, whereas the S&P 500 rose 7.69%.

Between December and February month-end we gradually transitioned to a more bearish posture (see page 7), adding more sub-prime lenders, technology names and telecommunications stocks to the short portfolio. Performance firmed, and we did well relative to the market. The Fund was up 2.04% during those three months, and the S&P 500 fell -2.56% while the NASDAQ Composite dropped -10.31% due to continued declines in the technology stocks. On February 26, 2002 the Fund was positioned -17.2% net short. In the first few days of March we were greeted with news that the economy was improving (the reported upwards revision to Q4 GDP). Again, a sharp market rally ensued and the Fund endured another painful whipsaw – the compound effect of the shorts doing poorly and the longs underperforming in a rising market. We moved quickly to minimize losses and preserve capital. The Fund lost -5.70% after the first seven trading days of March (through March 11), however by that time it was 11.3% net long. By March 14, it was 17.6% net long, and we began to whittle away at the losses, closing the month down -4.81%. The S&P was up 3.79%

The early March rally was frustrating for several reasons. First and foremost, we hate losing money. Second, we hate losing money when our shorts run up for no fundamental reason. As an example, one of our largest shorts was a sub-prime lender that we think will likely end up insolvent, given their strategy of lending increasingly larger sums to already over-extended consumers. Nonetheless, its shares doubled during the rally. We had covered much of the position early on in the rally, and wished that we had covered the remainder. Third, the market’s logic behind the March rally was suspect: a better economy bodes well for sub-prime lenders and strapped tech and telecom firms. To the contrary, lower interest rates have already enticed heavily-indebted borrowers (both individual and corporate) to take on even more debt. Balance sheets have not been repaired, they’ve gotten worse. The economy’s upside is limited. The stocks we’re short are generally expensive with deteriorating fundamentals.

By April the hoopla from March had subsided, and what was in the forefront of investors’ minds was the same set of risk factors that we’ve been concerned about throughout this time period: overvaluations, lack of pricing power, hyped earnings, accounting manipulations, heavy debt servicing burdens (both personal and corporate), and now a spent-up, rather than pent-up, consumer. The markets gave up some ground in April (the S&P 500 was down -6.03% and the NASDAQ fell -8.51%), but the Fund rose 2.20%.

For the six-month period ended April 30, 2002, the Fund fell -2.87%. The S&P 500 was up 2.35%, and the NASDAQ was flat, falling
-0.12%. During this choppy market the Fund’s long positions did well, but the shorts, while adding downside protection during critical periods, held back overall performance. The Fund closed the current review period postured 34.9% long, 28.5% short, 2.1% in corporate bonds, and 34.5% in cash, effectively 6.4% net long. Please reference the Schedule of Investments on page 8 detailing the Fund’s April 30, 2002 portfolio holdings and industry data.

I am very pleased with the Fund’s long-term performance. One of the underpinnings of that long-term record lies in our ability to spot change, and adapt to evolving market environments. As anyone with even a casual interest in the market knows, this had been a very trying time for investors. It’s a schizophrenic market, ready to turn face for no reason, or for any reason.

I mention this because I’m not happy with the Fund’s short-term results, and the number of whipsaws we’ve endured over the past year or so. One of the Fund’s hallmarks is its ability to adapt to different market environments. Over time, we have had to continually adjust and refine our investment style, albeit within the same disciplined framework.

Since the tech bubble bust of 2000, security analysis has often taken a back seat to bursts of “irrational exuberance,” and in an effort to adapt to an “irrational” market, and mitigate the damage done by swift market reversals, we’ve consciously been taking smaller individual positions (both long and short). We’ve also maintained a higher cash position at points when we have less conviction. Finally, those whipsaws hurt, and for the moment we have chosen not to go too heavily net long or net short. Importantly, in this type of a “take no prisoners” market our tolerance for stocks that don’t meet expectations is also lower.

Outlook

The U.S. economic recovery hit a “soft spot” in March, according to Fed Chairman Alan Greenspan, perhaps because the benefits from the temporary lifts of tax rebates, refinancing activity, 0% auto financing deals and warm winter weather abated. ISI Group, Inc. economist Ed Hyman has revised his Q2 and Q3 growth estimates downward, now targeting 2% annualized growth in Q2 and 3% in Q3. Hyman adds that the “soft spot” will likely continue through August. His forecast for Q4 remains unchanged at 4%. “There’s lots of lift left from last year’s rate cuts,” according to Hyman given the 12-month lag it takes for a rate cut to impact the economy.

We are still in the shadows of the burst technology stock bubble. While many tech stocks have imploded, others remain very richly valued – even after recent market declines – because earnings declines have in many cases outpaced market declines. Technology companies, in aggregate, have two strikes against them: significant global over-capacity and a major slowdown in capital spending by businesses. And businesses don’t appear ready to start spending yet.

Personal bankruptcy filings increased 3.5% in Q1 2002 from Q1 2001, reflecting further deterioration in household balance sheets even as the economy strengthened. Much of the increase may be leading to what we believe is the formative stage of a housing bubble. Soaring real estate prices are stretching many homebuyers to the limit...and beyond. In fact housing payments, as a percentage of disposable personal income (DPI), are up 45% since 1980, and at their highest level since the Fed began tracking the statistic.

The housing bubble is being inflated, in part, by changes in mortgage underwriting standards. Creative lenders are making it easier for just about anyone to qualify for a mortgage. Consequently, people who could not afford a house in years past are now in the market, and others who could afford a home can now buy a bigger home under the relaxed credit standards. But buying a first house or upgrading to a bigger house is the easy part. The lenders will see to that. The hard part comes later: furniture, real estate taxes, insurance, repairs, utilities, not to mention monthly mortgage payments. A dark cloud looms on the housing horizon: despite fixed mortgages at their lowest rates in decades, many homebuyers are opting for adjustable rate mortgages (ARMs) and interest-only mortgages due to their low teaser rates. With housing payments currently at their highest levels ever as a percentage of DPI, they can only go higher if ARM rates are adjusted upwards. Many homebuyers are stretching to buy more home believing that values can only go up, and then leveraging the investment by ignoring interest rate risk (sounds like the technology bubble, just in a different form).

We believe certain segments in the saturated, over-leveraged credit sector remain vulnerable, despite an economic pick-up, and we still view the market as being at risk due to high levels of debt, high valuations and capacity overhang in the tech and telecom sectors.

In Conclusion

While I’m disappointed with the Fund’s short-term results, I’m pleased with the longer-term returns illustrated in the performance summary on page 6. A cornerstone of our investment discipline is to correct mistakes quickly, lest they become bigger mistakes, and be flexible in adapting to change – “change” being one of the few constants in life.

On behalf of the Caldwell & Orkin team and myself, we appreciate your investment in the Fund, and we thank you for your continued support.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATISTICAL RISK PROFILE 8/31/1992 – 4/30/2002

Ten Worst S&P 500 with Income Days

Date	C&O MOF	S&P 500	Variance

10/27/97	-1.60%	-6.89%	5.29%
08/31/98	0.42	-6.79	7.21	The Caldwell & Orkin
04/14/00	1.81	-5.82	7.63	Market Opportunity Fund
09/17/01	1.16	-4.92	6.08	outperformed the S&P
03/12/01	0.05	-4.31	4.36	500 with Income on all ten
08/27/98	-0.19	-3.83	3.64	of the ten worst days, and
01/04/00	0.27	-3.83	4.10	was positive on eight of
08/04/98	0.10	-3.62	3.72	the ten days.
04/03/01	1.19	-3.43	4.62
12/20/00	1.14	-3.12	4.26

Ten Worst S&P 500 with Income Weeks

Week Ending	C&O MOF	S&P 500	Variance

09/21/01	1.63%	-11.57%	13.20%
04/14/00	4.51	-10.52	15.03	The Caldwell & Orkin
03/16/01	0.05	-6.69	6.74	Market Opportunity Fund
10/15/99	2.86	-6.61	9.47	outperformed the S&P
01/28/00	0.27	-5.61	5.88	500 with Income in all ten
09/04/98	0.33	-5.15	5.48	of the ten worst weeks,
08/28/98	0.65	-4.98	5.63	and was positive eight of
01/09/98	-0.11	-4.83	4.72	the ten weeks.
07/23/99	0.01	-4.34	4.35
09/24/99	-0.83	-4.32	3.49

Ten Worst S&P 500 with Income Months

Month	C&O MOF	S&P 500	Variance

August 1998	3.12%	-14.46%	17.58%
February 2001	4.78	-9.13	13.91	The Caldwell & Orkin
September 2001	3.29	-8.06	11.35	Market Opportunity Fund
November 2000	6.92	-7.91	14.83	outperformed the S&P
March 2001	0.40	-6.31	6.71	500 with Income in all ten
August 2001	0.86	-6.30	7.16	of the ten worst months,
April 2002	2.21	-6.03	8.24	and was positive all ten of
August 1997	4.00	-5.61	9.61	those months.
September 2000	2.45	-5.26	7.71
January 2000	0.11	-5.00	5.11

	C&O MOF	S&P 500

Correlation Coefficient	1.04%	100.0%
Beta	-0.05	1.00
Semi-Variance	0.19	0.46
Sharpe Ratio	1.15	0.53

Performance During the Last Three Market Downturns of 10% or More

	C&O MOF	S&P 500

May 21, 2001 through September 21, 2001	4.86%	-26.12%
September 1, 2000 through April 4, 2001	17.21%	-26.99%
March 24, 2000 through April 14, 2000	5.91%	-11.13%

Short selling began May 2, 1994. Past performance is no guarantee of future results.

Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund

Total Return Performance Summary Through April 30, 20021

		C&O Market	S&P 500
Fiscal		Opportunity	with Income
Year Ended		Fund	Index[2]

1991		1.25%	0.57%
1992	[3]	11.96%	14.07%
1993	*	15.09%	9.23%
1993	**	21.09%	9.28%
1994		16.48%	5.30%
1995		-2.28%	17.40%
1996		31.80%	30.18%
1997		23.24%	25.11%
1998		25.77%	41.02%
1999		19.43%	21.80%
2000		-0.02%	10.09%
2001		11.43%	-12.97%
2002		1.88%	-12.65%
Six months ended 4/30/2002		-2.87%	2.35%
Since 8/24/92	[4]	281.69%	216.29%

Average Annual Return

One Year	1.88%	-12.65%
Three Years	4.31%	-5.76%
Five Years	11.26%	7.53%
Ten Years	13.75%	12.20%
Since 8/24/92[4]	14.82%	12.62%

Common Stock Sold Short represents the market value, excluding margin requirements.

[1]	Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than your original investment.
[2]	The S&P 500 with Income index (“S&P 500”) is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund’s performance to fluctuate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.
[3]	Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.
[4]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.
*	For the full fiscal year ending April 30, 1993.
**	From August 24, 1992 through April 30, 1993 — the portion of the year using the Caldwell & Orkin’s active style of investment management. The total return for the Caldwell & Orkin Market Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception NAV when active management of the Fund began.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 with Income Index
Since Commencement of Active Style of Investment Management
Results of a Hypothetical $10,000 Investment
August 24, 1992 through April 30, 2002

Past performance is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

April 30, 2002

			Market
		Shares	Value

COMMON STOCK (LONG POSITIONS)	34.92%
Aerospace/Defense	2.09%
Lockheed Martin Corp.		41,500	$2,610,350
Northrop Grumman Corp.		21,600	2,606,256
Auto Manufacturers	0.53%
General Motors Corp.		20,600	1,321,490
Auto/Truck – Tires & Misc	0.78%
Cooper Tire & Rubber Co.		78,900	1,956,720
Building – Construction Products/Misc	1.48%
Stanley Works		79,600	3,699,808
Commercial Services – Advertising	0.50%
Lamar Advertising Co.*		29,300	1,257,849
Diversified Operations	1.33%
Harsco Corp.		77,900	3,310,750
Elec – Military Systems	0.53%
L-3 Communications Holdings.*		10,400	1,328,912
Elec – Semiconductor Manufacturing	0.07%
Centillium Communication*		15,400	178,948
Finance – Investment Management	2.05%
Berkshire Hathaway CL B*		2,100	5,109,300
Food – Confectionery	1.02%
Wrigley Wm. Jr. Company		46,300	2,546,500
Household – Audio/Video	0.42%
Sony Corp. American Shares		19,400	1,051,480
Household – Housewares	0.51%
Newell Rubbermaid, Inc.		40,300	1,265,420
Insurance – Diversified	1.50%
Hancock John Financial Services		46,000	1,775,600
Prudential Financial, Inc.*		61,000	1,958,100
Insurance – Life	0.47%
Lincoln National Corp.		24,500	1,173,550
Insurance – Property/Casualty/Title	1.03%
Allstate Corp.		65,000	2,583,100
Internet – Software	0.35%
BEA Systems, Inc.*		82,400	883,328

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (Continued)

April 30, 2002

			Market
		Shares	Value

Leisure – Gaming/Equipment	1.13%
MGM Mirage *		70,200	$2,818,530
Leisure – Hotels & Motels	0.59%
Hilton Hotels Corp.		90,500	1,480,580
Leisure – Photo Equipment/Related	0.81%
Eastman Kodak		63,000	2,029,230
Medical – Ethical Drugs	1.49%
King Pharmaceuticals*		42,100	1,319,414
Pharmacia Corporation		58,300	2,403,709
Medical – Generic Drugs	0.51%
Teva Pharmaceutical ADR		22,600	1,265,826
Medical – Health Maintenance Organizations	0.66%
Aetna, Inc.		34,700	1,651,720
Medical – Hospitals	1.07%
HCA, Inc.		29,000	1,385,910
Province Healthcare Co.*		33,000	1,270,830
Medical – Wholesale Drug/Supplies	0.24%
McKesson Corp.		14,700	593,733
Metal Ores – Gold/Silver	2.11%
Barrick Gold Corp.		50,000	1,003,500
Newmont Mining Corp.		84,800	2,417,648
Placer Dome, Inc.		157,700	1,852,975
Oil & Gas – Drilling	1.69%
Ensco International, Inc.		37,300	1,259,248
Globalsantafe Corp.		59,700	2,094,873
Nabors Industries, Inc.*		19,200	874,560
Oil & Gas – Field Services	0.61%
BJ Services Co.*		41,300	1,517,362
Oil & Gas – Machinery/Equipment	0.43%
Cooper Cameron Corp.*		19,500	1,069,380
Pollution Control – Services	2.87%
Casella Waste System CI A*		90,800	1,121,380
Republic Services, Inc.*		113,000	2,237,400
Waste Management, Inc.		144,500	3,806,130
Retail – Apparel/Shoe	0.28%
Foot Locker, Inc.*		43,800	689,850

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (Continued)

April 30, 2002

			Market
		Shares	Value

Retail – Major Discount Chains	0.40%
Wal-Mart Stores		17,700	$988,722
Retail – Restaurants	2.45%
Darden Restaurants, Inc.		95,100	3,794,490
Wendys International, Inc.		61,100	2,285,140
Retail – Super/Mini Markets	1.38%
Pathmark Stores, Inc.*		154,900	3,454,270
Tobacco	0.84%
Philip Morris Companies		38,400	2,090,112
Transportation – Airline	0.70%
Southwest Airlines Co.		96,400	1,755,444

Total Common Stocks (Held Long)	34.92%
(Cost $78,741,168)			$87,149,427

		Principal Amount

Corporate Bonds	2.06%
AHP 6.70% due 3/15/2011		2,590,000	$2,695,976
Bellsouth Corp. 6.00% due 10/15/11		2,539,000	2,451,506

Total Corporate Bonds	2.06%
(Cost $5,251,853)			$5,147,482

Total Investment in Securities
(Cost $83,993,021)	36.98%		$92,296,909
Other Assets Less Liabilities	63.02%		157,316,475

Total Net Assets	100.00%		$249,613,384

*Non-income producing security

At April 30, 2002, the cost of securities for federal tax purposes was $84,370,077.

Unrealized appreciation and depreciation of securities were as follows:

Gross unrealized appreciation	$9,842,184
Gross unrealized depreciation	(1,915,352)

Net unrealized appreciation	$7,926,832

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (Continued)

April 30, 2002

			Market
		Shares	Value

COMMON STOCK (SHORT POSITIONS)	(28.47)%
Auto/Truck – Tires & Misc	(0.96)%
Goodyear Tire & Rubber		(107,500)	$(2,391,875)
Banks – Money Center	(0.49)%
J.P. Morgan Chase & Co.		(34,800)	(1,221,480)
Banks – Super Regional	(1.52)%
Fleetboston Financial Corp.		(40,800)	(1,440,240)
Bank One Corp.		(30,000)	(1,226,100)
PNC Financial Services Group		(20,400)	(1,125,060)
Building – Residential/Commercial	(0.81)%
Centex Corp.		(21,900)	(1,232,970)
Pulte Homes, Inc.		(14,800)	(787,360)
Commercial Services – Staffing	(1.40)%
Administaff, Inc.		(52,100)	(1,195,695)
TMP Worldwide, Inc.		(76,100)	(2,295,937)
Computer – Graphics	(0.87)%
Nvidia Corp.		(31,400)	(1,093,034)
Synopsys, Inc.		(23,900)	(1,078,129)
Computer – Manufacturers	(1.31)%
International Business Machines		(39,100)	(3,275,016)
Computer – Networking	(0.27)%
Juniper Networks, Inc.		(67,300)	(680,403)
Computer – Services	(0.55)%
Computer Sciences Corp.		(30,800)	(1,381,380)
Computer Software – Desktop	(0.43)%
Microsoft Corp.		(20,400)	(1,066,104)
Computer Software – Enterprise	(0.75)%
Computer Assoc. Intl., Inc.		(68,300)	(1,270,380)
Veritas Software Corp.		(21,400)	(606,476)
Computer Software – Medical	(0.59)%
Eclipsys Corporation		(92,200)	(1,476,214)
Computer Software – Security	(0.93)%
Check Point Software Tech		(68,900)	(1,250,535)
Internet Security Systems		(55,000)	(1,078,000)
Diversified Operations	(1.15)%
General Electric Co.		(39,600)	(1,249,380)
Tyco International Ltd.		(87,800)	(1,619,910)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (Continued)

April 30, 2002

			Market
		Shares	Value

Elec. – Misc. Products	(0.37)%
Electro Scientific Industries		(30,500)	$(916,830)
Elec. – Semiconductor Equipment	(0.68)%
KLA Tencor Corp.		(9,200)	(542,524)
Lam Research Corp.		(45,200)	(1,159,832)
Elec. – Semiconductor Manufacturing	(2.84)%
Advanced Micro Devices		(86,000)	(961,480)
Broadcom Corp. CI A		(28,200)	(972,900)
Intel Corp		(122,500)	(3,504,725)
Micron Technology, Inc.		(70,000)	(1,659,000)
Finance – Consumer/Commercial Loans	(2.50)%
Americredit Corp.		(70,500)	(2,736,810)
Capital One Financial Corp.		(26,200)	(1,569,118)
Household International		(19,700)	(1,148,313)
Metris Companies, Inc.		(58,800)	(766,752)
Finance – Investment Brokers	(2.31)%
Goldman Sachs Group, Inc.		(25,800)	(2,031,750)
Morgan Stanley Dean Witter		(42,100)	(2,009,012)
Schwab Charles Corp.		(152,300)	(1,734,697)
Finance – Mortgage & Related Services	(0.61)%
Fannie Mae		(19,300)	(1,523,349)
Financial Services – Misc	(1.03)%
First Data Corp.		(32,400)	(2,575,476)
Internet – E Commerce	(0.58)%
Amazon.Com Inc.		(86,200)	(1,438,678)
Medical – Biomed/Biotech	(0.54)%
Scios, Inc.		(43,400)	(1,342,362)
Medical – Genetics	(0.97)%
Affymetrix, Inc.		(95,100)	(2,412,687)
Medical – Products	(0.35)%
Cytyc Corp.		(56,400)	(886,044)
Medical/Dental – Supplies	(0.60)%
Bausch & Lomb, Inc.		(41,900)	(1,507,143)
Retail/Wholesale – Computer/Cell	(0.26)%
Tech Data Corp.		(13,500)	(639,090)
Telecommunications – Equipment	(0.90)%
Alcatel Alsthom ADR		(73,100)	(921,791)
Qualcomm, Inc.		(14,900)	(449,384)
Scientific – Atlanta, Inc.		(43,800)	(876,000)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (Continued)

April 30, 2002

			Market
		Shares	Value

Telecommunications – Services	(1.05)%
Sprint Fon Group		(93,500)	$(1,481,975)
Metro One Telecomm, Inc.		(64,500)	(1,148,100)
Transport – Air Freight	(0.85)%
Airborne, Inc.		(72,800)	(1,509,872)
FedEx Corp.		(11,600)	(599,372)

Total Securities Sold Short
(Proceeds $78,035,786)	(28.47)%		$(71,066,744)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

ASSETS
Investments, at value (cost $83,993,021)	$92,296,909
Cash	18,191,726
Segregated cash with brokers and other financial institutions	123,164,599
Deposits with brokers for securities sold short	73,889,193
Receivables:
Investment securities sold	20,618,875
Interest and dividends	312,290
Capital Shares Sold	44,258
Other assets	25,111

Total Assets	328,542,961

LIABILITIES
Securities sold short, not yet purchased (proceeds $78,035,786)	71,066,744
Payables
Investment securities purchased	7,426,351
Capital shares redeemed	182,157
Investment advisory fee	169,801
Dividends payable	15,324
Accrued expenses and other	69,200

Total Liabilities	78,929,577

Total Net Assets	$249,613,384

NET ASSETS
Accumulated net investment income	$357,764
Accumulated net realized loss on investments	(12,026,103)
Net unrealized appreciation of investments	15,272,930
Paid-in capital applicable to 13,413,297 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	246,008,793

$249,613,384

NET ASSET VALUE AND OFFERING/REDEMPTION PRICE PER SHARE	$18.61

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the year ended April 30, 2002

INVESTMENT INCOME
Interest	$5,311,038
Dividends	754,174

Total investment income	6,065,212

EXPENSES
Investment advisory fees	2,067,737
Dividend expense on securities sold short	778,713
Transfer agent fees	15,965
Professional Fees	74,659
Directors’ fees and expenses	45,670
Registration and filing fees	29,405
Custodian fees	20,892
Insurance	15,116
Other	35,431

Total expenses	3,083,588

Net Investment Income	2,981,624

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(4,915,994)
Change in unrealized appreciation	6,410,357

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,494,363

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,475,987

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended April 30, 2002 and 2001

	Year Ended	Year Ended
	April 30, 2002	April 30, 2001

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$2,981,624	$10,823,623
Net realized gain (loss) from investments	(4,915,994)	37,434,137
Net change unrealized appreciation on investments	6,410,357	(23,550,545)

Net increase in net assets resulting from operations	4,475,987	24,707,215

Distributions to shareholders
Net investment income	(14,050,498)	(11,030,000)
Net realized gains on investments	(17,652,997)	—

Net distributions to shareholders	(31,703,495)	(11,030,000)

Capital share transactions
Net proceeds from sales of shares	48,449,547	56,432,774
Distributions reinvested in shares	29,800,825	10,196,415
Cost of shares redeemed	(47,975,885)	(48,928,932)

Net increase in net assets resulting from capital share transactions	30,274,487	17,700,257

INCREASE IN NET ASSETS	3,046,979	31,377,472
Net Assets
Beginning of year	246,566,405	215,188,933

End of year (including undistributed net investment income of $357,764 and $10,399,432, respectively)	$249,613,384	$246,566,405

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Years Ended April 30,

	2002	2001	2000	1999	1998

Net asset value, beginning of year	$20.86	$19.57	$21.12	$18.68	$15.77

Income (loss) from investment operations
Net investment income	0.25	0.89	1.06	0.53	0.25
Net realized and unrealized gain (loss) on investments	0.16	1.38	(1.17)	3.08	3.75

Total from investment operations	0.41	2.27	(0.11)	3.61	4.00

Less distributions
From net investment income	(1.18)	(0.98)	(0.06)	(0.42)	(0.21)
From net realized gain on investments	(1.48)	—	(1.38)	(0.75)	(0.88)

Total distributions	(2.66)	(0.98)	(1.44)	(1.17)	(1.09)

Net asset value, end of year	$18.61	$20.86	$19.57	$21.12	$18.68

Total Return	1.88%	11.43%	(0.02)%	19.43%	25.77%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$249,613	$246,566	$215,189	$397,036	$157,823
Ratios to average net assets:
Expenses before dividends on securities sold short	0.91%	1.02%	0.92%	0.89%	1.17%
Expenses from dividends sold short	0.31%	0.34%	0.48%	0.49%	0.05%

Total expenses	1.22%	1.36%	1.40%	1.38%	1.22%
Net investment income	1.18%	4.52%	3.53%	3.21%	2.54%
Portfolio turnover	451%	580%	392%	378%	200%

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2002

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Securities Valuation
Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date proceeding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

Securities Transactions And Related Investment Income
Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

Cash
The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

Income Taxes
As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At April 30, 2002, the Fund had net realized capital losses of $11,649,047 during the period November 1, 2001 through April 30, 2002, which are treated for federal income tax purposes as arising during the Fund’s tax year ending April 30, 2003. The “post-October” losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Capital Accounts
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2002

Use Of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	AGREEMENTS WITH THE ADVISOR AND DISTRIBUTOR

The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Advisor”) pursuant to which the Advisor provides space, facilities, equipment and personnel necessary to perform administrative and management services for the Fund. The management agreement provides that the Advisor is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Advisor, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets

.90%	Up to $100 million
.80%	In excess of $100 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than $500 million
.50%	In excess of $500 million

The Advisor has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, dividend expense, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average daily net assets. No such reimbursement was required for the year ended April 30, 2002.

The Fund has entered into an underwriting agreement with IFS Fund Distributors, Inc. (the “Distributor”) and the Advisor pursuant to which the Distributor provides broker/dealer services for the Fund, and acts as the exclusive agent for the distribution (sales and redemptions) of shares of the Fund. The Distributor receives from the Advisor, and not the Fund, an underwriting fee of $500 per month for these services.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. IFS Fund Distributors, Inc. and Integrated Fund Services, Inc. (the Fund’s transfer, redemption and dividend disbursing agent) are affiliates by reason of common ownership.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2002

3.      INVESTMENT PORTFOLIO TRANSACTIONS

Investment Purchases and Sales

For the year ended April 30, 2002, purchases and proceeds from sales of investments (excluding securities sold short and short-term investments) aggregated $380,579,181 and $369,737,355, respectively.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which it should short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2002, the Fund had 28% of its total net assets in short positions.

For the year ended April 30, 2002, the cost of investments purchased to cover short sales and proceeds from investments sold short were $517,099,884 and $537,751,393, respectively.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2002

4.	DISTRIBUTIONS TO SHAREHOLDERS

On December 3, 2001, a distribution of $2.66 per share was declared. The dividend was paid on December 4, 2001, to shareholders of record on December 4, 2001.

The tax character of distributions paid during the fiscal years ended April 30, 2002 and 2001 were as follows:

	2002	2001

Distributions paid from:
Ordinary income	$25,186,266	$11,030,000
Long-term capital gain	6,517,229	—

	$31,703,495	$11,030,000

As of April 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$357,764
Net unrealized appreciation	3,623,883

$3,981,647

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and post-October losses.

5.	CAPITAL SHARE TRANSACTIONS

Capital share transactions for the fiscal years ended April 30 were as follows:

	2002	2001

Shares sold	2,446,521	2,682,995
Shares issued in connections with reinvestment of distributions	1,590,225	473,591
Shares reacquired	(2,446,061)	(2,332,624)

Net increase in shares outstanding	1,590,685	823,962

6.	RELATED PARTY TRANSACTIONS

As of April 30, 2002, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.17% and 1.65%, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of
The Caldwell & Orkin Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Caldwell & Orkin Market Opportunity Fund, a portfolio of the Caldwell & Orkin Funds, Inc. (the “Fund”), including the schedules of investments and securities sold short, as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Caldwell & Orkin Market Opportunity Fund, a portfolio of the Caldwell & Orkin Funds, Inc., as of April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
June 12, 2002

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
ADDITIONAL INFORMATION (unaudited)

Information about the Board of Directors and officers* of the Caldwell & Orkin Market Opportunity Fund is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 6200 The Corners Parkway, Suite 150, Norcross, GA 30092.

Name, (Age) and	Term of	Principal Occupation(s) During	Number of	Other
Position(s)	Office and	Past Five Years	Funds in	Directorships
Held with Fund	Length of		Fund	Held by
	Time		Complex	Director
	Served (1)		Overseen by
Director

DISINTERESTED DIRECTORS

Frederick T. Blumer (43) Director	Since 1990	Mr. Blumer is the CEO of X-spand International, Inc., the President of IN ZONE Brands, International, Inc., and was formerly the CEO of mylawPartner.com and an international corporate lawyer.	One	None

David L. Eager (59) Director	Since 1992	Mr. Eager is the Director for Product Development for Driehaus Capital Management, and was formerly a Global Partner with William M. Mercer, Inc. and Managing Partner of Eager & Associates.	One	None

Randall P. Martin (57) Director	Since 2000	Mr. Martin is an investment consultant.	One	None

Henry H. Porter, Jr. (67) Director	Since 1990	Mr. Porter is a private investor.	One	SEI Investments Company

INTERESTED DIRECTOR

Michael B. Orkin (42) (2) Director, CEO, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

Teresa Duncan (51) Secretary	Since 1999	Ms. Duncan is the Director of Operations and Administration of Caldwell & Orkin, Inc., and was formerly an Assistant VP and Branch Administrative Manager at PaineWebber, Inc.	N/A	None

Robert H. Greenblatt (41) Treasurer	Since 2002	Mr. Greenblatt is the President of Caldwell & Orkin, Inc., and was formerly a Managing Partner & Principal at Polaris Capital Management, Inc.	N/A	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his/her successor is duly elected and qualified, or until his/her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

BOARD OF DIRECTORS	TRANSFER, REDEMPTION &
Michael B. Orkin, Chairman & President	DIVIDEND DISBURSING AGENT
Frederick T. Blumer	Integrated Fund Services, Inc.
David L. Eager	221 East Fourth Street
Randall P. Martin	Suite 300
Henry H. Porter, Jr.	Cincinnati, OH 45202

INVESTMENT ADVISER	INDEPENDENT ACCOUNTANTS
C&O Funds Advisor, Inc.	Tait, Weller & Baker
Suite 150	Eight Penn Center Plaza
6200 The Corners Parkway	Suite 800
Norcross, GA 30092	Philadelphia, PA 19103-2108

DISTRIBUTOR	LEGAL COUNSEL
IFS Fund Distributors, Inc.	Kilpatrick Stockton LLP
221 East Fourth Street	1100 Peachtree Street
Suite 300	Suite 2800
Cincinnati, OH 45202	Atlanta, GA 30309-4530

CUSTODIAN
Bank One Trust Company, N.A
100 East Broad Street
9th Floor
Columbus, OH 43271-0192

The Caldwell & Orkin Market Opportunity Fund’s portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30,
2002. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant.

These financial statements are submitted for the general information of the shareholders of The Caldwell & Orkin Market Opportunity Fund. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Fund Information
The Fund is generally closed to new investors. For information please call (678) 533-7850 or (800) 237-7073. For information about a specific Caldwell & Orkin Market Opportunity Fund account, please call Shareholder Services at (800) 467-7903.

Fund Listings
The Fund is listed in The Wall Street Journal, Investor’s Business Daily, The New York
Times and many local newspapers as C&OMktOpp or CaldOrkMO. The Fund’s
Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.

Caldwell & Orkin Market Opportunity Fund
6200 The Corners Parkway, Suite 150
Norcross, GA 30092
E-mail: COFUNDS@AOL.COM